UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 14, 2022

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
0.750% Senior Notes due 2023	BRK23	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
1.300% Senior Notes due 2024	BRK24	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
0.625% Senior Notes due 2023	BRK23A	New York Stock Exchange
0.000% Senior Notes due 2025	BRK25	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continue Listing Rule or Standard; Transfer of Listing

As described under Item 5.02, on February 14, 2022, Thomas S. Murphy resigned from Berkshire Hathaway’s Board of Directors. Prior to Mr. Murphy’s resignation, the Board of Directors was comprised of eight independent directors and seven non-independent directors. Mr. Murphy was an independent director and as a result of Mr. Murphy’s resignation, the Board of Directors is not currently comprised of a majority of independent directors as required by Section 303A.01 of the NYSE Listed Company Manual.

On February 15, 2022, as required by Section 303A.12 of the NYSE Listed Company Manual, Berkshire Hathaway submitted an interim written affirmation to the NYSE as a notice of noncompliance with Section 303A.01 of the NYSE Listed Company Manual. On February 16, 2022, the Company received an official notice of noncompliance from the NYSE. The NYSE notice stated that the Company will need to correct the noncompliance as promptly as practicable. It is the intention of the Berkshire Hathaway Board of Directors to appoint a new independent director as soon as practicable.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2022, Thomas S. Murphy resigned from Berkshire Hathaway’s Board of Directors.

Berkshire Hathaway issued a press release announcing Mr. Murphy’s resignation from Berkshire’s Board of Directors. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

99.1	Press Release issued by Berkshire Hathaway Inc. dated February 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 18, 2022	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
	By:	Marc D. Hamburg
Senior Vice President and Chief Financial Officer